Exhibit 10.5
EXECUTION COPY
AMENDMENT NO. 3 TO THE
CREDIT AGREEMENT
Dated as of November 20, 2023
AMENDMENT NO. 3 TO THE CREDIT AGREEMENT (this “Amendment”) among ADVANCE AUTO PARTS, INC., a Delaware corporation (the “Borrower”), ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation (the “Company”), the LENDERS party hereto, and BANK OF AMERICA, N.A., as Administrative Agent.
PRELIMINARY STATEMENTS:
(1) The Borrower, the Company, the Lenders and the Administrative Agent have entered into a Credit Agreement dated as of November 9, 2021 (as amended by Amendment No. 1 dated as of February 27, 2023 and Amendment No. 2 dated as of August 21, 2023, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
(2) The Borrower has requested certain amendments to the Credit Agreement, and the parties hereto agree to such amendments as set forth in, and in accordance with the terms and conditions of, this Amendment (the Credit Agreement as so amended, the “Amended Credit Agreement”).
SECTION 1.Amendment to Credit Agreement. As of the date first above written but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Required Lenders and the Borrower hereby agree to amend Section 6.09 of the Credit Agreement in full to read as follows:
SECTION 6.09. Consolidated Coverage Ratio. The Borrower will not permit the Consolidated Coverage Ratio to be less than (a) 1.75 to 1.00 for each period of four fiscal quarters ending on October 7, 2023 through and including the period of four fiscal quarters ending on October 5, 2024, (b) 2.0 to 1.00 for each period of four fiscal quarters ending on December 28, 2024 through and including the period of four fiscal quarters ending on October 4, 2025 and (c) 2.25 to 1.00 for each period of four fiscal quarters ending after October 4, 2025.
SECTION 2.Conditions of Effectiveness of Section 1. Section 1 of this Amendment shall become effective, as of the date first above written, on the date on which each of the following conditions precedent shall have been satisfied or waived:
(a)The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Company and the Required Lenders; and
(b)The Borrower shall have paid all accrued and invoiced fees and expenses of the Administrative Agent and the Lenders associated with this Amendment (including an amendment fee equal to 0.03% of the Commitment of each Lender that executes this Amendment and the accrued and invoiced fees and expenses of Shearman & Sterling LLP, counsel to the Administrative Agent).
SECTION 3.Representations and Warranties of the Borrower. The Borrower represents and warrants as of the date hereof as follows:
(a) no Default exists; and
(b) the representations and warranties contained in Article III of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (other than any such representation and warranty that is already qualified by materiality or “Material Adverse Effect” in the text thereof, in which case such representation and warranty shall be true and correct in all respects), and except that for purposes of this Amendment, the representations and warranties contained in subsections (a) and (c) of Section 3.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 5.01 of the Credit Agreement).
SECTION 4.Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.
(a) The Credit Agreement and the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.
(c) This Amendment is subject to the provisions of Section 9.02 of the Credit Agreement and shall be deemed to constitute a Loan Document.
SECTION 5.Costs and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation and administration of this Amendment in accordance with the terms of Section 9.03 of the Credit Agreement.
SECTION 6.Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

SECTION 7.Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ADVANCE AUTO PARTS, INC.,

by
/s/ Anthony A. Iskander
Name: Anthony A. Iskander
Title: Interim Chief Financial Officer, Senior Vice President, Finance and Treasurer

ADVANCE STORES COMPANY, INCORPORATED,

by
/s/ Anthony A. Iskander
Name: Anthony A. Iskander
Title: Interim Chief Financial Officer, Senior Vice President, Finance and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent,

by
/s/ Angela Berry
Name: Angela Berry
Title: Assistant Vice President

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

Name of Lender: BANK OF AMERICA, N.A.

by	/s/ Robert D. Davis III
Name: Robert D. Davis III
Title: Vice President
[Signature Page to Advance Auto Parts Amendment No. 3]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

Name of Lender: JPMORGAN CHASE BANK, N.A.

by	/s/ Eduardo Lopez Peiro
Name: Eduardo Lopez Peiro
Title: Vice President
[Signature Page to Advance Auto Parts Amendment No. 3]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

Name of Lender: TRUIST BANK

by	/s/ Alysa Trakas
Name: Alysa Trakas
Title: Director
[Signature Page to Advance Auto Parts Amendment No. 3]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

Name of Lender: U.S. BANK NATIONAL ASSOCIATION:

by	/s/ Conan Schleicher
Name: Conan Schleicher
Title: Senior Vice President
[Signature Page to Advance Auto Parts Amendment No. 3]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

Name of Lender: WELLS FARGO BANK, N.A.

by	/s/ Ryan Tegeler
Name: Ryan Tegeler
Title: Vice President

[Signature Page to Advance Auto Parts Amendment No. 3]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

Name of Lender: FIFTH THIRD BANK, NATIONAL ASSOCIATION

by	/s/ Nate Calloway
Name: Nate Calloway
Title: Associate, Officer
[Signature Page to Advance Auto Parts Amendment No. 3]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

Name of Lender: PNC BANK, NATIONAL ASSOCIATION

by	/s/ Stephanie Gray
Name: Stephanie Gray
Title: Vice President

[Signature Page to Advance Auto Parts Amendment No. 3]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

Name of Lender: CITIBANK, N.A.

by	/s/ Thomas Vajda
Name: Thomas Vajda
Title: Vice President
[Signature Page to Advance Auto Parts Amendment No. 3]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

Name of Lender: CITIZENS BANK, N.A.

by	/s/ Walter Pickell
Name: Walter Pickell
Title: Managing Director

[Signature Page to Advance Auto Parts Amendment No. 3]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

Name of Lender: KEYBANK NATIONAL ASSOCIATION

by	/s/ Marianne T. Meil
Name: Marianne T. Meil
Title: Sr. Vice President
[Signature Page to Advance Auto Parts Amendment No. 3]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

Name of Lender: TD BANK, N.A., as a Lender

by	/s/ Bernadette Collins
Name: Bernadette Collins
Title: Senior Vice President
[Signature Page to Advance Auto Parts Amendment No. 3]

SIGNATURE PAGE

Consent to amend the Credit Agreement as provided in the forgoing Amendment:

Name of Lender: SUMITOMO MITSUI BANKING CORPORATION

by	/s/ Minxiao Tian
Name: Minxiao Tian
Title: Director
[Signature Page to Advance Auto Parts Amendment No. 3]